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                                   EXHIBIT 16

                      [LETTERHEAD OF ROGOFF & COMPANY, PC]




November 19, 2003

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549


      We have read Item 4 of Medical Licensing International Corp.'s Form 8-K dated November 18, 2003 and agree with the statements concerning our firm contained therein.


Sincerely yours,


/s/ Rogoff & Company, P.C.






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